ConnectOne Bancorp, Inc.

a better place to be

Investor Presentation

February 2026

Forward-looking Statements

This presentation contains forward-looking statements that are based on ConnectOne Bancorp, Inc.'s ("ConnectOne") assumptions and beliefs. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such statements pertain to the outlook for ConnectOne's business, plans and objectives and market trends and other matters. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, ConnectOne claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause ConnectOne's future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of ConnectOne's Annual Report on Form 10-K under the heading "Risk Factors", as such disclosure may be supplemented in ConnectOne 's Quarterly Reports on Form 10-Q under "Item 1A. Risk Factors", and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures

This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore, are considered non-GAAP financial measures. Management believes these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company's business and in analyzing the Company's operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.

Experienced Leadership Team

Frank Sorrentino III
Chairman, CEO
Founder



21 Years Industry
25+ Years in Real Estate

Prior Experience
- President of FSS Construction

Bill Burns
Chief Financial Officer
Senior Executive VP



14 Years CNOB
40+ Years Industry

Prior Experience
- Dime Savings Bank
- The Bank of New York

Elizabeth Magennis
Bank President



20 Years CNOB
30+ Years Industry

Prior Experience
- Sovereign Bank
- Bergen Commercial Bank

Mark Zurlini
Chief Lending Officer
Executive VP



8 Years CNOB
-40+ Years Industry

Prior Experience
- M&T Bank
- Palisades Financial

Steve Primiano
Treasurer & Chief
Corporate Development
Officer, Executive VP



14 Years CNOB
20+ Years Industry

Prior Experience
- Center Bancorp, Inc
- Stifel

Joseph Javitz
Chief Credit Officer
Executive VP



8 Years CNOB
40+ Years Industry

Prior Experience
- BCB Community Bank
- Abacus FSB

Bob Schwartz
General Counsel
Executive VP



Supported CNOB Since Inception
38+ Years in Law Supporting Financial Services
Strong Regulatory and M&A Experience

Prior Experience
- Windels Marx
- Seyfarth Shaw, McCarter & English

ConnectOne Bancorp, Inc.

ConnectOne at a Glance
(As of December 31, 2025)

57
Total Branches

$14.0B
Total Assets

$11.5B
Total Loans

$11.2B
Total Deposits

$1.3B
Market Capitalization

Attractive Footprint


New York
New Jersey
Long Island
Florida

Corporate Overview

NASDAQ Symbol
CNOB

Headquarters
Englewood Cliffs, NJ

Bank Established
2005

ConnectOne Bancorp, Inc.

The ConnectOne Value Proposition

Scalable Growth	Strategic Footprint	Disciplined Acquiror
Fortified Balance Sheet Superior capitalization and reserves primed for expansion	**NYC-Metro Core** Strategically positioned across NJ, NYC and Long Island to capture SMB share	**M&A Track Record** Extensive experience in seamless execution and integration
Low-Cost Funding Diversified lending anchored by a stable, core deposit base	**Florida Growth Engine** West Palm Beach and Orlando hubs capture new market opportunities	**Strategic Corridors** Disciplined entry into high-growth NY/NJ and South Florida markets
Scalable Infrastructure Focused on maximizing returns via targeted efficiencies	**Expert Stewardship** Leadership team with deep localized market intelligence	**Rapid Integration** Proven ability to fully integrate mergers in under one year

Committed to Our Core Values

PEOPLE FIRST ConnectOne Bank's mission is to prove that putting people first is a better way to do business

SENSE OF URGENCY

MAKE AN IMPACT

WE CONNECT

FORWARD THINKING

4Q 2025 Highlights

Key Highlights

- Operating net income $43.5 million, up $6.5 million vs linked quarter
- NIM expanded to 3.27%, a 16 bp improvement from prior quarter
- Client deposits increased $156.4 million, or 6.1% sequentially
- Loans receivable increased $149.6 million, or 5.3% sequentially
- TCE ratio[(1)] continues to build; 8.62% as of 12/31/25
- Tangible book value per share[(1)] increased 2.9% to $23.52 at 12/31/25 from $22.85 at 9/30/25

Key Performance Metrics

Metric	Reported	Operating[(1)]
Net Income	$39.5MM	$43.5MM
Diluted EPS	$0.75	$0.83
ROA	1.12%	1.24%
ROE	10.4%	11.5%
Efficiency Ratio	N/A	45.3%

[(1)] Refer to the reconciliation of non-GAAP financial measures at the end of this presentation

ConnectOne Bancorp, Inc.

Balance Sheet Growth
($ Billions)

Reflects Strong Organic Growth and Disciplined M&A


Approx. 14% CAGR
$2.8
$3.1
$4.0
$3.3
$3.5
$4.4
$3.8
$4.2
$5.1
$4.1
$4.5
$5.5
$4.8
$5.1
$6.2
$6.0
$6.2
$7.5
$6.3
$6.8
$8.1
$7.4
$8.1
$9.6
$7.5
$8.3
$9.9
$7.8
$8.3
$9.9
$11.2
$11.5
$14.0
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Total Deposits
Total Loans Receivable
Total Assets

ConnectOne Bancorp, Inc.

Strategic and Financially Disciplined M&A



FEBRUARY 2013
Completed successful IPO
- First bank to go public since 2010
- First IPO by NJ based commercial bank in 10 years

Raised $50MM+



JULY 2014
Reverse Merger with Center Bancorp (CNBC)

CNOB: $1.3B in assets
CNBC: $1.7B in assets

Combined Assets: $3.1B

JANUARY 2019
Merged with Greater Hudson Bank (GHB)
- Market expansion

CNOB: $5.5B in assets
GHB: $.5B in assets

Combined Assets: $6B

MAY 2019
Acquisition of Boefly, a leading online business lending marketplace

Dynamic Fintech Acquisition

JANUARY 2020
Acquisition of Bancorp of New Jersey (BONJ)
- In-market transaction of a commercial bank

CNOB: $6B in assets
BONJ: $1B in assets

Combined Assets: $7B

JUNE 2025
Completed merger with The First of Long Island Corporation (FLIC)
- Market expansion

CNOB: $10.1B in assets
FLIC: $4.2B in assets

Combined Assets: $14.3B

Net Interest Margin Expansion



5.63%
5.52%
5.63%
5.69%
5.68%
3.02%
2.93%
3.06%
3.11%
3.27%
2.86%
2.83%
2.78%
2.73%
2.57%
4Q24
1Q25
2Q25
3Q25
4Q25
Net interest margin(1) (2)
Yield on interest-earning assets(1) (2)
Cost of funds(1)

Continuing Trends

Loans

- Significant upward repricing anticipated over the next 2 years

Net Interest Margin

- Widening from both sides

Deposits

- Continued expected improvement due to interest rate cuts and CD repricing

(1) Rates are annualized
(2) Net interest margin and yield on interest-earning assets are on a fully taxable equivalent basis

ConnectOne Bancorp, Inc.

Financial Objectives

	Street Estimates[1]		
	2026	2027	Financial Objectives
ROA	1.14 %	1.22 %	1.50+ %
ROTCE	13.3 %	13.3 %	15.0+ %
Net Interest Margin	3.39 %	3.46 %	3.60 %
Growth in Noninterest Income			20+ %
TCE Ratio	8.62 %[2]		9.00 %
CRE Concentration	434 %[2]		<400 %

[1] Reflects securities analyst coverage of CNOB
[2] Actual as of December 31, 2025

ConnectOne Bancorp, Inc.

Managing Our Capital Position

- 600K+ Authorized Shares Remaining for Repurchase
- 6 Consecutive Years of Dividend Growth
- Support Organic Growth
- Focus on Tangible Book Value Accretion
- Facilitate Financially Disciplined Merger and Acquisition Opportunities
- We Avoid Loss Trades

(Shares as of December 31, 2025)

ConnectOne Bancorp, Inc.

Loan Portfolio Overview
($ Millions as of December 31, 2025)



Residential / Consumer
$1,213
11%
Other CRE
$3,619
31%
Business Loans[1]
$3,189
28%
$11,458
Total Loans
Multifamily
$3,437
30%

Loans by Rate Structure



Floating
14%
Fixed
44%
Adjustable
42%

Adjustable Loan Repricing



$1,344
WAR[2]
4.36%
$1,073
WAR[2]
4.48%
$605
WAR[2]
5.27%
2026
2027
2028

[1] Includes C&I and Owner-occupied CRE
[2] Represents weighted average rate

ConnectOne Bancorp, Inc.

Credit Quality

Net Charge-offs / Average Loans Receivable [1]



0.31%
0.31%
0.39%
0.27%
0.22%
0.16%
0.17%
0.18%
0.17%
0.20%
4Q24
1Q25
2Q25
3Q25
4Q25
CNOB
Peer Median(2)

Nonperforming Assets / Total Assets



0.58%
0.51%
0.44%
0.41%
0.34%
0.52%
0.46%
0.28%
0.28%
0.33%
4Q24
1Q25
2Q25
3Q25
4Q25
CNOB
Peer Median(2)

[1] Annualized
[2] As reported by S&P Global Market Intelligence. Peers include publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion.

ConnectOne Bancorp, Inc.

Allowance for Credit Losses
($ Millions)

Allowance for Credit Losses ("ACL")



1.00%
1.00%
1.40%
1.38%
1.35%
$0.2
$0.2
$43.3
$43.3
$42.0
$82.5
$82.2
$112.9
$113.2
$112.3
4Q24
1Q25
2Q25
3Q25
4Q25
ACL Balance
Nonaccretable
ACL / Total Loans Receivable

ACL Rollforward



Balance as of December 31, 2024
$82.7
Charge-offs $(19.4)
Recoveries
$1.1
Total net charge-offs $(18.3)
Initial provision related to acquisition - loans
$27.4
Operating provision for credit losses
$20.5
Nonaccretable credit marks on PCD loans
$42.0
Balance as of December 31, 2025
$154.3

ConnectOne Bancorp, Inc.

Valuable Deposit Franchise

($ Millions as of December 31, 2025)



Brokered
$869
8%
Time
$1,928
17%
$11,241
Total Deposits
Nonmaturity
interest-bearing
$6,024
54%
Noninterest-
bearing Demand
$2,420
21%

Uninsured Deposits	
Total Deposits	$ 11,241
Estimated Uninsured Deposits[(1)]	$ 5,151
Less: Collateralized Deposits	1,418
Less: Affiliate and Subsidiary Deposits	301
Adjusted Uninsured Deposits	$ 3,432
Adj. Uninsured Deposits to Total Deposits	31%
Available Liquidity	$ 5,500
Available Liquidity to Adj. Uninsured Deposits	160%

(1) Data sourced from the FFIEC Call Report as of 12/31/2025

Highly Efficient Operating Model

($ Millions)

Operating Noninterest Expense [1][2] / Average Assets


2.14%
2.15%
2.17%
2.20%
2.28%
1.53%
1.56%
1.50%
1.48%
1.48%
4Q24
1Q25
2Q25
3Q25
4Q25
Operating noninterest expense / Average assets
Peer Median (3)

Operating Efficiency Ratio [2]


58.6%
57.8%
55.6%
53.2%
52.9%
52.9%
53.0%
49.2%
47.5%
45.3%
4Q24
1Q25
2Q25
3Q25
4Q25
Operating efficiency ratio
Peer Median (3)

Total Assets per Employee


$20.1
$10.9
$19.8
$11.2
$18.4
$10.8
$19.0
$9.9
$18.6
4Q24
1Q25
2Q25
3Q25
4Q25(4)
Total assets / Full time employees
Peer Median (3)

(1) Annualized
(2) Refer to the reconciliation of non-GAAP financial measures at the end of this presentation
(3) As reported by S&P Global Market Intelligence. Peers include publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion.
(4) 4Q 2025 peer data was not available at the time of publication

ConnectOne Bancorp, Inc.

Building Noninterest Income

Diversified Revenue Streams for Sustainable Growth

Gain on Sale

- SBA
- Commercial
- Residential

Fee Optimization

- Deposit fees
- Loan fees
- Transaction Fees

BoeFly

- Strong fee income momentum
- Growing opportunities to expand product set

ConnectOne Bancorp, Inc.

AI Innovation and Governance

Current Use Cases

- **Content Summarization**
  Assisting staff in writing and synthesizing information quickly while maintaining quality control
- **Sales Intelligence**
  Analyzing calls and meetings to identify coaching opportunities and strengthen performance
- **Software Development**
  Enabling engineers to accelerate coding and testing workflows while maintaining code control
- **Meeting Notes**
  Capturing discussions, actions, and outcomes, enabling staff to focus on the meeting content
- **Information Analysis**
  Automating the identification of key data points in reports or documentation
- **Business Plan Drafts**
  Producing structured outlines and first drafts for teams to refine

AI Efficiency

- **nCino & Spark Loan Origination Systems**
  Beta testing embedded AI functionality in nCino and Spark to streamline the origination workflow, improve data integrity and increase overall throughput
- **Enhanced Process Workflows**
  Creating custom workflows leveraging AI to aggregate information from multiple sources to consolidate them into a unified format resulting in 25%+ time savings
- **Collaborative AI**
  Piloting innovative applications that enable staff to collaborate with AI to drive efficiencies on complex problem sets that span multiple business units

Compelling Investment Opportunity

- Seamlessly Completed and Fully Integrated Our 2025 Merger
- Poised For Organic Growth with Deepened Reach in Attractive Markets
- A Well-Positioned Liability Sensitive Balance Sheet with NIM Upside
- Significant Acceleration of Financial Performance Underway
- Compelling Investment Opportunity with Meaningful Franchise Value and Upside

	CNOB	Peer [1]	Upside
Price to Tangible Book Value [2]	1.21x	1.51x	+25%
Price to 2026 EPS Estimate [2]	8.8x	10.7x	+22%

[1] Peer median is based on publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion
[2] Based on market close as of 2/09/2026

ConnectOne Bancorp, Inc.

Appendix

Loan Portfolio Detail

($ Millions as of December 31, 2025)

Other CRE		Balance	Percentage[1]
Retail	$	847	7%
Other		645	6%
Office		632	6%
Land Loan		349	3%
Warehouse		271	2%
Mixed Use		251	2%
Total CRE / Nonowner-occupied	**$**	**2,995**	**26%**
Multifamily	$	248	2%
1 to 4 Family		190	2%
Other		186	2%
Total Construction	**$**	**624**	**5%**
Total Other CRE	**$**	**3,619**	**31%**

Business Loans		Balance	Percentage[1]
Other	$	742	6%
Warehouse / Industrial		399	3%
Retail		218	2%
Office / Warehouse or Mixed Use		140	1%
Office		131	1%
Total Owner-occupied	**$**	**1,630**	**14%**
Other	$	490	4%
Commercial - Schools		338	3%
Service		311	3%
Distribution		108	1%
Contractors		101	1%
CRE		87	1%
Transportation		70	1%
Manufacturing		54	0%
Total C&I	**$**	**1,559**	**14%**
Total Business Loans	**$**	**3,189**	**28%**

Multifamily		Balance	Percentage[1]
25 to 64 units	$	1,116	10%
10 to 24 units		893	8%
100 units or more		620	5%
64 to 99 units		472	4%
5 to 9 units		336	3%
Total Multifamily	**$**	**3,437**	**30%**

Residential / Consumer		Balance	Percentage[1]
Residential - 1st Lien	$	1,132	10%
Home Equity		78	1%
Consumer		2	0%
Residential - Junior		1	0%
Total Residential / Consumer	**$**	**1,213**	**11%**

[1] As a percentage of total loans

Non-GAAP Reconciliation

	As of				
	Dec. 31, 2025	Sept. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Reconciliation of GAAP Net Income to Operating Net Income:	(dollars in thousands, except for per share data)				
Net income (loss)	$ 39,518	$ 40,976	$ (20,293)	$ 20,242	$ 20,371
Restructuring and exit charges	-	994	-	-	-
Merger expenses	498	1,898	30,745	1,320	863
Estimated state tax liability on intercompany dividends	-	-	3,000	-	-
Initial provision for credit losses related to merger	-	-	27,418	-	-
Branch closing expenses	1,275	-	-	-	477
Bank owned life insurance restructuring charge	-	-	-	327	-
Amortization of core deposit intangibles	3,196	3,196	1,251	279	296
Net (gains) losses on equity securities	846	(1,674)	(347)	(529)	307
Defined benefit pension plan curtailment gain	-	(3,501)	-	-	-
Employee retention tax credit	-	(6,608)	-	-	-
Tax impact of adjustments	(1,802)	1,737	(17,168)	(420)	(585)
Operating net income	$ 43,531	$ 37,018	$ 24,606	$ 21,219	$ 21,729
Preferred dividends	1,509	1,509	1,509	1,509	1,509
Operating net income available to common stockholders	$ 42,022	$ 35,509	$ 23,097	$ 19,710	$ 20,220
Weighted average diluted common shares outstanding	50,414,115	50,462,030	42,173,758	38,511,237	38,519,581
Diluted EPS	$ 0.75	$ 0.78	$ (0.52)	$ 0.49	$ 0.49
Operating diluted EPS (non-GAAP) [(1)]	$ 0.83	$ 0.70	$ 0.55	$ 0.51	$ 0.52
Return on Assets Measures					
Average assets	$13,963,138	$ 14,050,585	$ 11,108,430	$ 9,748,605	$9,563,446
Return on avg. assets	1.12 %	1.16 %	(0.73) %	0.84 %	0.84 %
Operating return on avg. assets (non-GAAP) [(2)]	1.24	1.05	0.89	0.88	0.90

[(1)] Operating net income available to common stockholders divided by weighted average diluted shares outstanding.
[(2)] Operating net income divided by average assets.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	Dec. 31, 2025	Sept. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Return on Equity Measures	(dollars in thousands)				
Average stockholders' equity	$ 1,558,366	$ 1,513,892	$ 1,344,254	$ 1,254,373	$ 1,241,738
Less: average preferred stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Average common equity	$ 1,447,439	$ 1,402,965	$ 1,233,327	$ 1,143,446	$ 1,130,811
Less: average intangible assets	(279,165)	(280,814)	(235,848)	(212,915)	(213,205)
Average tangible common equity	$ 1,168,274	$ 1,122,151	$ 997,479	$ 930,531	$ 917,606
Return on avg. common equity (GAAP)	10.42 %	11.16 %	(7.09) %	6.64 %	6.64 %
Operating return on avg. common equity (non-GAAP) [3]	11.52	10.04	7.51	6.99	7.11

[3] Operating net income available to common stockholders divided by average common equity.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	Dec. 31, 2025	Sept. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Efficiency Measures	(dollars in thousands)				
Total noninterest expenses	$ 56,946	$ 58,673	$ 73,649	$ 39,305	$ 38,498
Restructuring and exit charges	-	(994)	-	-	-
Merger expenses	(498)	(1,898)	(30,745)	(1,320)	(863)
Branch closing expenses	(1,275)	-	-	-	(477)
Bank owned life insurance restructuring charge	-	-	-	(327)	-
Amortization of core deposit intangibles	(3,196)	(3,196)	(1,251)	(279)	(296)
Operating noninterest expense	$ 51,977	$ 52,585	$ 41,653	$ 37,379	$ 36,862
Net interest income (tax equivalent basis)	$ 107,761	$ 103,155	$ 79,810	$ 66,580	$ 65,593
Noninterest income	6,020	19,409	5,185	4,451	3,744
Defined benefit pension plan curtailment gain	-	(3,501)	-	-	-
Employee retention tax credit	-	(6,608)	-	-	-
Net (gains) losses on equity securities	846	(1,674)	(347)	(529)	307
Operating revenue	$ 114,627	$ 110,781	$ 84,648	$ 70,502	$ 69,644
Operating efficiency ratio (non-GAAP) [4]	45.3 %	47.5 %	49.2 %	53.0 %	52.9 %

[4] Operating noninterest expense divided by operating revenue.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

	As of				
	Dec. 31, 2025	Sept. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Capital Ratios and Book Value per Share	(dollars in thousands, except for per share data)				
Stockholders equity	$ 1,573,340	$ 1,538,344	$ 1,496,431	$ 1,252,939	$ 1,241,704
Less: preferred stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Common equity	$ 1,462,413	$ 1,427,417	$ 1,385,504	$ 1,142,012	$ 1,130,777
Less: intangible assets	(280,158)	(278,730)	(281,926)	(212,732)	(213,011)
Tangible common equity	$ 1,182,255	$ 1,148,687	$ 1,103,578	$ 929,280	$ 917,766
Total assets	$ 14,002,700	$ 14,023,585	$ 13,915,738	$ 9,759,255	$ 9,879,600
Less: intangible assets	(280,158)	(278,730)	(281,926)	(212,732)	(213,011)
Tangible assets	$ 13,722,542	$ 13,744,855	$ 13,633,812	$ 9,546,523	$ 9,666,589
Common shares outstanding	50,271,854	50,273,089	50,270,162	38,469,975	38,370,317
Common equity ratio (GAAP)	10.44 %	10.18 %	9.96 %	11.70 %	11.45 %
Tangible common equity ratio (non-GAAP) [5]	8.62	8.36	8.09	9.73	9.49
Book value per share (GAAP)	$ 29.09	$ 28.39	$ 27.56	$ 29.69	$ 29.47
Tangible book value per share (non-GAAP) [6]	23.52	22.85	21.95	24.16	23.92

(5) Tangible common equity divided by tangible assets

(6) Tangible common equity divided by common shares outstanding at period-end

ConnectOne Bancorp, Inc.